UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): MAY 9, 2013

Mattersight Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	0-27975	36-4304577
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 S. Wacker Drive, Suite 820, Chicago, Illinois	60606
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 235-6925

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On May 9, 2013, the Compensation Committee of the Board of Directors of Mattersight Corporation approved the reinstatement of the 2006/2007 Salary Replacement Program, with a new Effective Period from July 1, 2013 until June 30, 2014. Pursuant to this Program, the Company’s executive officers and certain other employees receive periodic grants of unrestricted Mattersight common stock (subject to Compensation Committee approval of each grant to the executive officers) in exchange for specified reductions in the cash salaries otherwise payable to those individuals. A copy of the program is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a), (b), and (c) not applicable.

(d) Exhibits:

99.1	Mattersight Corporation 2006/2007 Salary Replacement Program (as Amended and Restated as of May 9, 2013).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATTERSIGHT CORPORATION

Date: May 13, 2013	By:	/s/ MARK ISERLOTH
Mark Iserloth
Vice President and Chief Financial Officer